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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 1999

                                    THQ INC.

               (Exact name of registrant as specified in charter)


                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-18813

                                   13-3541686
                      (I.R.S. employer identification no.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                         (Address of principal executive
                          offices, including zip code)

                                 (818) 591-1310
                         (Registrant's telephone number,
                              including area code)

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        ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

               On May 24, 1999, the Registrant acquired all of the outstanding shares of Pacific Coast Power & Light Company, a California corporation ("PCPL"), pursuant to a merger of a newly formed, wholly owned subsidiary of the Registrant with and into PCPL (the "PCPL Acquisition"). The consideration paid by the Registrant consisted of (i) the issuance of approximately 482,300 shares of common stock of the Registrant ("Shares"), and (ii) the assumption of stock options previously issued by PCPL to its employees that, as a result of this transaction and subject to vesting, permit the holders thereof to acquire upon exercise an aggregate of approximately 130,000 Shares. The weighted average exercise price of such options is less than $0.01 per Share. This consideration was negotiated at arms length between the Registrant and PCPL.

               Prior to the PCPL Acquisition, the principal stockholders of PCPL (the "Stockholders") were Donald Traeger, Dennis Harper and TechFarm II, L.P ("TechFarm"). Messrs. Traeger and Harper will continue to manage PCPL as its President and Vice President Product Development, respectively.

               James Whims, a director of the Registrant, is a limited partner of TechFarm and had a 20% interest in TechFarm's investment in PCPL. TechFarm owned 23.22% of the issued and outstanding shares of PCPL and received approximately 112,000 Shares upon the consummation of the PCPL Acquisition.

               The Shares are not currently registered for resale by the Stockholders. The Registrant has undertaken to register one-half of the Shares by August 14, 1999 and the remaining Shares by the end of this year.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a) and (b) No financial statements of PCPL or pro forma financial information are required to be filed as a part of this report.

               (c) The following exhibit is filed as a part of this report:

   Exhibit No.  Description of Exhibit
   -----------  ----------------------
        2       Agreement of Merger dated as of May 10, 1999 among THQ Inc.,
                PCPL Acquisition Company and Pacific Coast Power & Light Company


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       THQ INC.



                                       By: /s/ Fred A. Gysi
                                           -------------------------------------
                                           Fred A. Gysi, Vice President -
                                           Finance and Administration

                                       Date:   June 7, 1999